VECTREN
                                       Not just power. Possibility.





                               AGA Financial Forum
                                   May 3, 2005






[PDF of actual PowerPoint presentation attached to this filing.]

Forward Looking Statement
--------------------------------------------------------------------------------

Statements contained or incorporated by reference in these slides regarding future events and developments are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements are based on management's beliefs and assumptions that derive from information currently known by management. Because such statements are based on expectations and not historical facts, actual results may differ materially from those projected in the particular statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document, or in the case of documents incorporated by reference, as of the date of those documents.

Additional detailed information concerning a number of factors that could cause actual results to differ materially from the information that is provided to you here is readily available in our report Form 10-K filed with the Securities and Exchange Commission on March 2, 2005.

Contact:
Vectren Corporation
Steven M. Schein
812-491-4209
sschein@vectren.com

Vectren Today
--------------------------------------------------------------------------------

Assets                         $3.6 billion
Operating Revenues             $1.7 billion
Employees                      1,800
Utility Customers              1.1 million
Shares Outstanding             75.9 million
Market Capitalization          $2.0 billion
NYSE                           VVC

-> A high quality Midwestern utility
   headquartered in Evansville, Ind.

-> A sensible and complementary
   nonregulated business portfolio

[pie chart omitted]

                            12 months ended 12/31/04

                Nonregulated & Corporate                $0.33
                Utility                                 $1.10

                                  EPS - $1.43

Vectren Is On The Right Track For The Future
--------------------------------------------------------------------------------

->  Utility growth opportunities will continue

->  Successful nonregulated operations complement core utility focus

->  Superior dividend record with 45 years of consecutive dividend increases

->  Balance sheet remains strong with improving credit ratings

->  2005 Earnings guidance unchanged at $1.70 to $1.90 per share

Goals
--------------------------------------------------------------------------------

->  Corporate Goals
      o 5% plus annual earnings per share growth
      o Utility earnings growth rate objective of 3.5% to 4%
      o Nonregulated contributing 25% to 35% of Vectren's earnings
      o Achievement of an "A" credit rating

->  Dividend Growth
      o Fund 85% of dividend through regulated operations
      o Consolidated payout of 55% to 65%
      o 3% to 3.5% growth rate objective

->  Total Shareholder Return
      o An earnings growth rate of 5% plus
      o A dividend yield of 4% or more
      o Provides a total return potential of 9% or more

Utility Business - Energy Delivery
--------------------------------------------------------------------------------

->  984,000 Gas Customers

->  136,000 Electric Customers

->  Efficient Operations/Quality Service

->  Disciplined Use of Capital

->  High Customer Satisfaction

->  Supportive Regulation

->  Gas Rate Relief Achieved




[map of Indiana and Ohio omitted]

Utility Business - Low-cost, Reliable Generation
--------------------------------------------------------------------------------

-> Generation Portfolio
     o Coal-fired units
         -  6 units - base load
         -  1,056 Megawatt capacity
         -  90% availability
     o Gas-fired turbines
         -  6 units - peaking
         -  295 Megawatt capacity
     o Firm purchases likely to be replaced by coal generation

-> Wholesale Power Marketing
     o  Short-term focus on asset optimization
     o  Conservative, risk averse approach
     o  Aggressively manage MISO impacts



[bar graph omitted]

             Electric Capacity
                    MW

                2002    2003    2004    2005P
                ----    ----    ----    -----
Coal Fired      1056    1056    1056    1056
Peaking          295     295     295     295
Firm Purchase     82      32     105     103
Interruptible     95      95      51      65
Peak Demand     1258    1272    1222    1339
                1528    1478    1507    1519

Reserve Margin   21%     16%     23%     13%

Key Business Assumptions - Utility
--------------------------------------------------------------------------------

->  Modest economic growth vs. national averages

->  Gas prices are projected to be $6.00 over the next two or three years

->  Significant environmental and generation investments will continue

->  Coal will be a desired generation feedstock

->  Expenses will grow more rapidly than margins

->  Periodic rate increases

Nonregulated Businesses
--------------------------------------------------------------------------------

-> Nonregulated business portfolio represents about 25% of consolidated earnings stream

-> Will continue to consist of businesses closely aligned to the core utility business
     o  Energy Marketing & Services
     o  Coal Mining
     o  Utility Infrastructure Services

-> Focus on operating companies

-> Harvest existing investments and reinvest in core business groups

-> Will grow about 10%+ per year



[photos omitted]

Energy Marketing & Services Growth Strategy
--------------------------------------------------------------------------------

ProLiance         o Grow company owned or leased storage by 15% per year

Energy Systems    o Invest in projects operated by ESG that offer long-term
   Group            recurring revenue streams and grow federal business

Vectren Source    o Add new territory as markets open or regulations allow

           -->    o Invest in midstream gas assets including gas storage,
                    gathering, processing and transmission

Coal Mining Growth Strategy
--------------------------------------------------------------------------------

Vectren Fuels       o Continue to  aggressively  manage mining  operations to
                      ensure low costs per "mined" ton
                    o Open a new underground mine and surface mine
                    o Mining operations'  earnings targeted to replace 70% to
                      75% of synfuel contribution


Vectren Synfuels    o Continue  production  of  synfuel  through  tax  credit
                      expiration in 2007
                    o Purchased  insurance to partially protect 2005 and 2006
                      tax credits

Utility Infrastructure Services Growth Strategy
--------------------------------------------------------------------------------

Reliant Services    o Enhance "cured in place" business
(Miller Pipeline)   o Develop strategic partnerships to qualify for municipal
                      waste water and water business
                    o Expand  into  the   construction   and  maintenance  of
                      electric transmission and distribution systems

Other Businesses Growth Strategy
--------------------------------------------------------------------------------

Haddington      o Continue to harvest very strong energy investments
                o Fund remaining commitment of $5 million

Broadband       o Continue to assess strategic alternatives
                o Existing business cash flow positive

Other           o Hold leveraged leases and affordable housing partnerships
                o Exit real estate notes upon refinancing

Financial Review
--------------------------------------------------------------------------------

->  Capital Forecast

->  Balance Sheet and Liquidity

->  Guidance

->  Buy Now

Capital Forecast
--------------------------------------------------------------------------------

Notable CapEx (2005-2009)

->  Environmental Compliance
        o  $195 million

->  Coal Fired Generation
        o  $150 million

->  Import/Export Related Transmission Projects
        o  $45 million

->  Automated meter reading
        o  $15 million




[bar graph omitted]

                Capital Expenditures & Investments
                                $mm

                        2005    2006    2007    2008    2009
                        ----    ----    ----    ----    ----
Nonregulated             93      65      60      47      29
Other Utility           172     172     180     146     136
Generation                1       5      24      60      60
Environmental            32      45      57      48      12
                        298     287     321     300     237

Depreciation Exp.       143     151     163     172     181

Strong Balance Sheet and Liquidity
--------------------------------------------------------------------------------

[bar graph omitted]

       Improved Liquidity
         As of 3/31/05

                VUHI    Capital
                ----    -------
Borrowing       $117     $114
Available       $233     $141
Total           $350     $255




Major Credit Facilities

->  VUHI - $350 million 5-yr committed capacity

->  Capital - $255 million 5-yr committed capacity

Strong Balance Sheet and Liquidity
--------------------------------------------------------------------------------

[bar graph omitted]

                  LT Debt to Permanent Capital

                         2002     2003       2004      2005P
                         ----     ----       ----      -----
Long Term Debt           $954    $1,073     $1,017    $1,053

Debt to Capital           52%       50%       48%        48%




                        Credit Ratings

VUHI                                      S&P         Moody's
-----                                ----------------------------
  Unsecured Debt                           A-           Baa1
  Commercial Paper                         A2            P2
  Outlook                                Stable        Stable

Vectren Capital
----------------
  Unsecured Debt                          BBB+          Baa2

Utility Growth - 2005 vs. 2004
--------------------------------------------------------------------------------

-> Gas General Rate Relief
      o  South - $5.7 million revenue increase implemented 7/1/2004
      o  North - $24 million revenue increase implemented 12/1/2004
      o  Ohio - $15.7 million revenue increase implemented 4/14/2005

-> Ongoing recovery of NOx compliance environmental expenditures via tracker
      o  $235 million of $255 million included in rates
      o  8% return on capital invested

-> 2005 YTD Weather
      o  Heating Degree Days - 90% of normal

-> Margins are within 2005 forecasted range

Proven Success
--------------------------------------------------------------------------------

[chart omitted]



|--Vectren Enterprises
|
|
|--Energy Marketing and Services
|
|
|--Coal Mining
|
|
|--Utility Infrastructure Services
|
|
|--Other Businesses




[bar graph omitted]


                         Vectren Enterprises Net Income
                                      $mm

                         2001     2002      2003      2004
                         ----     ----      ----      ----
                        $12.1    $19.0      $27.6    $26.4


                                    30% CAGR

Enterprises Earnings Forecast
--------------------------------------------------------------------------------

                            Nonregulated Net Income
                                  In Millions

                                                      2004            2005P
                                                    -------      --------------
Energy Marketing & Services                          $16.6        $ 19  - $ 21
Coal Mining                                           12.5          16  -   19
Utility Infrastructure Services                        1.8           2  -    3
Other Businesses (1)                                  (4.5)          4  -    5
                                                    -------      --------------
Sub-Total                                            $26.4        $ 41  - $ 48
Reserve for Performance Risk                                        (7) -   (7)
                                                    -------      --------------
    Total                                            $26.4        $ 34  - $ 41
                                                    =======      ==============

(1) Includes 2004 Broadband charges of $6 million

Earnings Guidance
--------------------------------------------------------------------------------

-> VUHI Key Assumptions
     o  Margins/Economy/Gas Costs
     o  Weather

-> Enterprise Key Assumptions
     o  Growth in operating businesses
     o  Haddington harvesting
     o  Reserve for performance risk



2005 EPS Guidance          $1.70   -   $1.90

   VUHI                     1.28   -    1.40
   Nonregulated             0.45   -    0.54
   Corporate Expense       (0.03)  -   (0.04)

45 Years of Consecutive Dividend Increases
--------------------------------------------------------------------------------

-> 3.5% increase payable Dec. 1, 2004

-> 4.5% yield compared to peer group average of 4.0%

-> Dividend Policy
      o  3% to 3.5% long-term growth
      o  55% to 65% target payout
      o  85%+ funded from utility
      o  Less than 25% nonregulated payout



[bar graph omitted]

                                 Dividends Paid

                         2000    2001     2002     2003    2004 (1)
                         ----    ----     ----     ----    --------
                        $0.98   $1.03    $1.07    $1.11     $1.15

                                   4.1% CAGR

(1) Current Annualized Dividend - $1.18

Vectren Is On The Right Track For The Future
--------------------------------------------------------------------------------

-> Utility growth opportunities will continue

-> Successful nonregulated operations complement core utility focus

-> Superior dividend record with 45 years of consecutive dividend increases

-> Balance sheet remains strong with improving credit ratings

-> 2005 Earnings guidance unchanged at $1.70 to $1.90 per share

Appendix - Vectren At A Glance
--------------------------------------------------------------------------------

-> Corporate Structure

-> Regulated Operations

-> Nonregulated Businesses



Corporate Structure
--------------------------------------------------------------------------------

[organization chart omitted]


                                  Vectren Corporation
                                           |
        ------------------------------------------------------------------------
        |                                                                       |
 --| Vectren Utility                                                    |   Vectren
|  | Holdings Inc.                                                      | Enterprises   NOTE: Ownership Percentage in ( )
|                                                                             |
|                       -----------------------------------------------------------------------------------------------
|                                   |                        |                             |                          |
|--| Vectren North      |--| Energy Marketing     | --|  Coal Mining        |--| Utility Infrastructure     |--|    Other
|  | (Indiana Gas)      |  |   and Services       |                         |  |       Services             |  | Businesses
|                       |                         |                         |                               |
|--| Vectren South      |--| ProLiance Energy     | --|  Vectren Fuels      |--|    Reliant Services        |--|  Broadband
|  |   (SIGECO)         |  |      (61%)           |                         |  |        (50%)               |
|                       |                         |                         |                               |
|  |  Vectren Energy    |--| Energy Systems       | --| Vectren Synfuels    |--|     Miller Pipeline        |--|  Haddington
|--| Delivery of Ohio   |  |     Group            |                                                         |  | Energy (13%)
   |     (VEDO)         |                         |                                                         |
                        |                         |                                                         |
                        |--| Vectren Source       |--|    Pace Carbon                                       |--|   Other
                                                     |   Synfuels (8%)





                                                                                                                    25


Regulatory Update - Vectren South
--------------------------------------------------------------------------------
                                                                   As of 3/31/05

                         Electric - Semi-annual Filing
                         -----------------------------

-> On going recovery of NOx compliance expenditures via a tracker

-> $235 million of $255 million included in rates

-> Projecting 2005 incremental return on investment of $7-8 million

-> Highlights:
     o  Costs updated every six months
     o  Provides for an 8% return on capital investment
     o  Provides for full recovery of incremental O&M and depreciation
     o  O&M - $2.9 million; Depreciation - $5.1 million

Regulatory Update - Vectren South
--------------------------------------------------------------------------------
                                                                   As of 3/31/05

                              Gas - Case Concluded
                              --------------------

-> March 26, 2004 filed Settlement Agreement supported by all parties

-> Implemented new rates July 1, 2004

-> Highlights:
     o  A rate increase of $5.7 million
     o  An authorized return on equity (ROE) of 10.5%
     o  An overall cost of capital of 7.41% (44% Equity Cap Structure)
     o A tracker to recover annual pipeline integrity compliance costs up to $0.5 million (Defer any excess)
     o  A new rate design which includes a larger service charge

Regulatory Update - Vectren North
--------------------------------------------------------------------------------
                                                                   As of 3/31/05

                                 Case Concluded
                                 --------------

-> October 12, 2004 filed Settlement Agreement supported by all parties

-> Implemented New Rates December 1, 2004

-> Highlights:
     o  A rate increase of $24 million
     o  An authorized return on equity (ROE) of 10.6%
     o  An overall cost of capital of 8.38% (50% Equity Cap Structure)
     o  A return on rate base of $708 million
     o A tracker to recover annual pipeline integrity compliance costs up to $2.5 million (Defer any excess)
     o  A new rate design which includes a larger service charge

Regulatory Update - Vectren Ohio
--------------------------------------------------------------------------------
                                                                   As of 3/31/05

                                 Case Concluded
                                 --------------

-> Late February filed Settlement Agreement

-> Implemented New Rates April 14, 2005

-> Highlights:
      o  A rate increase of $15.7 million
      o  An authorized return on equity (ROE) of 10.6%
      o  An overall cost of capital of 8.94% (50% Equity Cap Structure)
      o  A return on rate base of $245 million
      o  A new rate design which includes a larger monthly service charge

Energy Delivery - Gas
--------------------------------------------------------------------------------

Overview

Vectren's three operating utilities provide reliable delivery service to 984,000 natural gas customers, including 899,000 residential, 81,000 commercial, and 4,000 industrial and other customers.


Markets
   -> 57 counties in central and southwest Indiana
   -> 17 counties in west central Ohio


Top Industrial Customers
   -> ALCOA (Aluminum)
   -> AE Staley (Grain Processing)
   -> AK Steel (Steel)
   -> Eli Lilly (Pharmaceuticals)
   -> GE Plastics (Plastics)
   -> General Motors (Automotive)
   -> NUCOR (Steel)


Principal Industries

The principal industries include automotive assembly, parts and accessories, feed, flour and grain processing, metal casting, aluminum products, appliance manufacturing, resin and plastic products, gypsum products, electrical equipment, metal specialties, glass, steel finishing, pharmaceutical and nutritional products, gasoline and oil products, and coal mining


Gas Delivery

The Company's wholly owned subsidiary, Vectren Utility Holdings, Inc. (VUHI), serves as the intermediate holding company for its three operating public utilities: Indiana Gas Company, Inc. (Indiana Gas), formerly a wholly owned subsidiary  of  Indiana  Energy,  Southern  Indiana  Gas  and  Electric  Company
(SIGECO), formerly a wholly owned subsidiary of SIGCORP, and the Ohio operations. VUHI also has other assets that provide information technology and other services to the three utilities.

Indiana Gas provides natural gas distribution and transportation services to a diversified customer base in 49 of Indiana's 92 counties. SIGECO provides natural gas distribution and transportation services to 8 counties in southwestern Indiana, including counties surrounding Evansville. The Ohio operations provide natural gas distribution and transportation services to 17 counties in west central Ohio, including counties surrounding Dayton.

Energy Delivery - Electric
--------------------------------------------------------------------------------

Overview

Vectren provides reliable delivery service to 136,300 electric customers, including 119,000 residential, 17,100 commercial, and 175 industrial and other customers.


Markets
   6 counties in southwest Indiana

Top Industrial Customers
   -> Berry Plastics (Plastics)
   -> Bristol Myers (Pharmaceuticals/Food)
   -> GE Plastics (Plastics)
   -> MG Industries (Chemicals)
   -> PPG Industries (Automotive)
   -> Toyota (Automotive)
   -> Whirlpool (Metal Products)


Principal Industries

The principal industries include resin and plastic products, aluminum smelting and recycling, aluminum sheet products, automotive assembly, steel finishing, appliance manufacturing, pharmaceutical and nutritional products, automotive glass, gasoline and oil products, and coal mining.


Electric Delivery

The Company's wholly owned subsidiary, Vectren Utility Holdings, Inc. (VUHI), serves as the intermediate holding company for its three operating public utilities: Indiana Gas Company, Inc. (Indiana Gas), formerly a wholly owned subsidiary  of  Indiana  Energy,  Southern  Indiana  Gas  and  Electric  Company
(SIGECO), formerly a wholly owned subsidiary of SIGCORP, and the Ohio operations. VUHI also has other assets that provide information technology and other services to the three utilities.

SIGECO provides electric generation, transmission, and distribution services to 6 counties in southwestern Indiana, including counties surrounding Evansville, and participates in the wholesale power market.

Power Supply
--------------------------------------------------------------------------------

Overview

Provides low-cost,  reliable electric generation for delivery to retail and firm
wholesale  customers  in  Southwest  Indiana.   Optimizes  assets  by  marketing
unutilized capacity to the open market.


Markets
   -> Southwest Indiana - Retail and Wholesale
   -> Midwest - Wholesale


Generating Capacity
   -> 6 coal-fired base units - 1,056 MW
        o  Brown - 2 units, 500 MW
        o  Culley - 3 units, 406 MW
        o  Warrick - 1 unit, 150 MW
        o  Burn approximately 3.1 million tons of coal annually

   -> 6 natural gas peaking units - 295 MW

   -> Member of MISO

   -> Has 7 interconnects


Wholesale Power Marketing

   -> Functions within the regulated electric utility operation

   -> Dynamic asset optimizer - markets surplus power from generating units

   -> Capitalizes on regional physical and market knowledge

   -> Strict volumetric and credit risk controls
        o  No credit related losses in 2002, 2003 and 2004
        o  Maximum approved VaR is $1.5 million
        o  Maximum VaR in 2004 was $0.9 million

   -> Short-term focus
        o  70% of contracts mature within the next 6 months
        o  No power marketing contracts mature beyond 24 months

Large Customer Volumes Budgeted By Industry
--------------------------------------------------------------------------------

[pie charts omitted]


      Gas Customers

Automotive              16%
Steel                   11%
Bldg. Prdts.             8%
Food                     7%
Aluminum                 7%
Plastics                 7%
Grain Processing         6%
Metal Prdts.             6%
Medical                  4%
Packaging                4%
Education                4%
Misc. Mfg.               4%
Pharmaceuticals          3%
Government               3%
Paper Prdts.             2%
Power Generation         2%
Other                    2%
Electronics              1%
Chemicals                1%
Paving                   1%
Mining                   0%





     Electric Customers

Plastics                44%
Automotive              15%
Steel                    7%
Food                     6%
Chemicals                6%
Metal Prdts.             4%
Other                    4%
Medical                  3%
Mining                   2%
Education                2%
Misc. Mfg.               2%
Packaging                1%
Government               1%
Pharmaceuticals          1%
Bldg. Prdts.             1%
Grain Processing         1%

Energy Marketing & Services - ProLiance Energy (1996)
--------------------------------------------------------------------------------

Overview

Provides natural gas, and associated pricing and management services, plus an owner operator of midstream gas assets. Created as an unregulated joint venture with Citizens Gas & Coke Utility - 61% owned by Vectren, although governance is 50/50.


Strategy

ProLiance was formed as a natural gas marketer, delivering reduced gas costs to the member utilities. Continued growth comes through third party marketing, providing exceptional customer service and operational excellence. Long term growth is enhanced by ownership of midstream assets and resource optimization via transportation and storage management and price arbitrage.


Four Business Lines
  -> Retail Gas Marketing - Mid-size commercial and industrial customers

  -> Wholesale Services - Gas sales and resource management for utilities, municipalities, power generators, other marketers, including Vectren's three gas utilities, power supply and Vectren Source

  -> Midstream Assets - Owns and operates gas storage and pipeline assets

  -> Resource Optimization - Transportation and storage management, and price arbitrage


Fast Facts
   -> 100+ employees headquartered in Indianapolis
   -> 90+ BCF of gas storage owned or managed
   -> Asset ownership in 2 storage fields (White River & Lee 8)
   -> Owner and developer of an intra-state pipeline (Ohio Valley Hub) -> Approximate sales volumes of 1 BCF per day
   -> Operates in 16 Midwestern and Southeastern states
   -> 50%+ of volume with 3rd-party customers
   -> 1,200 C&I customers
   -> VaR capped at $2.5 million
   -> Stand alone $150 million credit facility
   -> Total VVC Investment 3/31/05:  $107 million


[map omitted]

Energy Marketing & Services - Energy Systems Group (1995)
--------------------------------------------------------------------------------

Overview

Provides energy savings performance contracting by implementing both demand and supply side related improvements that pay for themselves from energy and operational savings.


Strategy

ESG supports the utility core by offering ancillary energy services. ESG is developing recurring revenues through long-term operating contracts and energy infrastructure investments.


Fast Facts
   -> Achieved 10 consecutive years of profitability
   -> Providing energy performance contracting services for Hospitals,
      Universities, Governments & Schools
   -> Completed first acquisition in July '04.
   -> 144 employees in 12 states
   -> 3 energy centers
   -> 4 military base program centers
   -> Projects for 150 customers
   -> Numerous award winning projects
   -> Total assets 3/31/05:  $30 million



[map omitted]

Energy Marketing & Services - Vectren Source (2001)
--------------------------------------------------------------------------------

Overview

Provides natural gas and related services to over 118,000 residential and small commercial customers in competitive markets in Indiana, Ohio and Georgia


Strategy

Vectren Source began operations to maintain the customer relationship in a deregulated environment. Flexible and efficient marketing channels minimize customer acquisition costs and attain high retention rates. Employs conservative supply planning and hedging strategies to manage commodity risk.


Fast Facts

  -> Annual volumes have grown from 1.8 Bcf in 2002 to 9.4 Bcf in 2004

  -> State-of-the-art customer information and billing system, forecasting and data warehouse decision support tools

  -> Full-service web capabilities from enrollment to bill presentment and payment

  -> 25 full time employees, in-house call center

  -> ProLiance Energy serves as agent for commodity purchases, day-to-day operations and optimization activities

  -> Total Assets 3/31/05: $26 million




[map omitted]

Coal Mining - Vectren Fuels (1997)
--------------------------------------------------------------------------------

Overview

Owns two coal mines that sell coal to Vectren's utility operations and to other third parties. Both Indiana mines are located within 50 miles of 9 power plants and utilize contract miners. Also receives synfuels processing fees from 3rd parties. Vectren purchases 85% to 90% of coal requirement from Fuels. Affiliate contracts are on file with regulators.


Strategy

Supplies Vectren generating plants with nearly 3 million tons of coal annually. Fuels also markets coal to other utilities and industrial accounts


Fast Facts

  -> Staff of 4 in addition to 300 contract mining employees

  -> Proven reserves of 42 million tons

  -> Factors that affect profits: geologic conditions, 3rd party sale prices, cost of explosives, dozer productivity

  -> Synfuel related fees (after-tax)
        2002 - $3.0 million
        2003 - $3.5 million
        2004 - $3.7 million

  -> Total Assets 3/31/05: $110 million


Mines
   -> Prosperity Mine
        o  Underground mine; mid-sulfur coal - 3.0 lbs SO2
        o  Reserves of 32 million tons
        o  Tons mined per year
                2002 - 2.3 million tons
                2003 - 2.2 million tons
                2004 - 2.5 million tons

   -> Cypress Creek Mine
        o  Surface mine; high-sulfur coal - 7.5 lbs SO2
        o  Reserves of 6 million tons
        o  Tons mined per year
                2002 - 1.2 million tons
                2003 - 1.1 million tons
                2004 - 1.1 million tons



[photos omitted]

Coal Mining - Vectren Synfuels
--------------------------------------------------------------------------------

Overview

Generates IRS Code Section 29 investment tax credits relating to the production of coal-based synthetic fuels through its investment in Pace Carbon. Owns 1/12th (8.3%) of Pace Carbon, which is an unconsolidated affiliate accounted for using the equity method.


Strategy

Hold and defend through 2007 when tax credits expire


Fast Facts

  -> Owns and operates 4 plants

  -> All machines were in service by 6/30/1998

  -> Through 3/31/05, Vectren has claimed tax credits of approximately $61 million

  -> Synfuel Production
        2002 - 4.4 million tons
        2003 - 7.4 million tons
        2004 - 7.1 million tons

    -> Synfuels Net Income (including losses, tax benefits and tax credits)
        2002 - $  6.0 million
        2003 - $10.3 million
        2004 - $  9.0 million

-> Total VVC Investment 3/31/05: $9 million

Utility Infrastructure Services - Reliant Services (1998)
--------------------------------------------------------------------------------

Overview

Provides underground construction and repair, facility locating and meter reading services. Created as unregulated joint venture with Cinergy - 50% owned by Vectren. Reliant purchased Miller Pipeline Corporation, one of the nation's premier natural gas distribution contractors with over 50 years of experience in the construction industry, in 2000 for $68 million.


Strategy

Build on core business of providing construction, maintenance and rehabilitation services primarily to gas, waste water and water utilities.


Markets

  -> Indiana Construction Division - Natural gas and water distribution and transmission construction, repairs and rehabilitation in Indiana, Kentucky, Mississippi and Alabama

  -> Ohio Construction Division - Natural gas distribution and transmission construction, repairs and rehabilitation in Ohio

  -> Utility Division - Rehabilitation, repair and installation of waste water and water distribution systems throughout US

  -> Locating - Facility locating services for utilities in Indiana, Ohio and Kentucky

  -> Meter Reading - Services for Vectren and other utilities


Major Customers

Vectren, Cinergy, Columbia Gas of Ohio, Louisville Gas & Electric, NiSource


Fast Facts

  -> Miller Pipeline is the 5th largest gas distribution  contractor in the U.S.
     and the largest in the Midwest

  -> Over 1,300 employees

  -> Pipeline Integrity Act should provide significant construction division opportunities

  -> Activities by the EPA related to storm sewers in major municipalities should provide significant utility division opportunities

  -> Total VVC Investment 3/31/05: $26 million



[map omitted]


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Other Businesses
--------------------------------------------------------------------------------

Haddington Energy Partners

  -> Overview  - The  company  is a partner in equity  method  investments  that invest in energy-related ventures. Haddington has three remaining investments: an operational and income generating underground storage field in California, a compressed air energy project to be used for generating electricity in Ohio and a liquefied natural gas facility in Texas.

  -> Strategy - Continue to harvest very strong energy investments

  -> Total VVC Investment 3/31/05: $25 million with additional $2 million commitment remaining


Broadband

  -> Overview - The company is a minority owner of a broadband business that provides bundled cable television, high speed internet and advanced local and long-distance phone services in Evansville, IN

  -> Strategy - Continue to assess strategic alternatives

  -> Total  VVC  Investment   3/31/05:   $11  million  equity  and  $32  million
     convertible debt



Vectren Financial Group

  -> Overview - Energy Realty and Southern Indiana Properties hold investments in affordable housing partnerships, leveraged leases, and real estate notes

  -> Strategy - Hold leveraged leases and affordable housing partnerships. Exit real estate notes upon refinancings

  -> Total VVC Investment 3/31/05: $40 million



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                                    VECTREN
                                       Not just power. Possibility.










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